Exhibit 32.1

National Rural Utilities Cooperative Finance Corporation
Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
(18 U.S.C. Section 1350)

Pursuant to the requirements of Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Sections 1350(a) and (b)), I, the Chief Executive Officer of National Rural Utilities Cooperative Finance Corporation (“CFC”), hereby certify to the best of my knowledge as follows:

1.CFC’s Quarterly Report on Form 10-Q for the quarter ended February 29, 2024 filed with the Securities and Exchange Commission (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of CFC.

Date: April 12, 2024

By:	/s/ J. ANDREW DON
J. Andrew Don
Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to National Rural Utilities Cooperative Finance Corporation and will be retained by National Rural Utilities Cooperative Finance Corporation and furnished to the Securities and Exchange Commission or its staff upon request.